MEMORANDUM

To:       Neal Aronson

From:     Dan Abrams

Date:     May 14, 1996

Subject:  U.S. Franchise Systems ("USFS") -- Franchise Loan Program -- Revised


     The following are the general terms upon which Nomura Asset Capital Corporation ("NACC") would provide a comprehensive construction and permanent loan program for eligible USFS franchisees, including both the Microtel and Hawthorne Suites brands. Additional brand financing will be considered by NACC as and when acquired by USFS.

GENERAL
-------
Commitment Term:                   2 years

Facility Size:                     $200 million -- consideration will be given to expanding
                                   facility based on experience and attainment of benchmarks to be discussed

Lender:                            NACC -- all loans would be made directly by NACC to the
                                   Borrowers; USFS would conduct Construction
                                   Loan/Permanent Loan commitment due diligence and
                                   underwriting based upon NACC standards: upon USFS's
                                   delivery to NACC of complete underwriting package, NACC
                                   will have 5 business days to approve/disapprove Borrower for
                                   Construction Loan/Permanent Loan commitment; NACC will
                                   be responsible for closing the transaction; closings will
                                   generally occur within 30 days of NACC's approval of
                                   Borrower

Closings:                          Provided that there are no regulatory or other legal
                                   impediments, loans will be closed in Atlanta, GA, and will be originated through an entity bearing a "USFS" designation


CONSTRUCTION LOAN PARAMETERS
----------------------------

Borrower:                          Special purpose entity

Loan to Cost:                      70%

1



Equity:                            30% of Cost -- Borrower must demonstrate availability of
                                   equity moneys, which may require posting of full amount in cash, letter of credit or other adequate security, in NACC's discretion: equity moneys must be expended prior to initial draw on Construction Loan

Draws:                             Monthly, upon presentation of evidence of work completed in accordance with approved plans and specifications, and
                                   architect's certificate as to work completed and of adequate funds to complete construction

Collateral:                        First mortgage lien on the land and improvements as built;
                                   completion bond; Construction Loan will be recourse to the principal economic entity or persons behind the SPE Borrower until certificate of occupancy

Term:                              Construction draws must be completed within 9 months of first draw. Entire Construction Loan term will not exceed 27
                                   months for Microtels and 30 months for Hawthorne Suites
                                   (inclusive of draw period)

Interest Rate:                     Floating at Prime plus 1.0% per annum; any additional spread obtained by USFS will be shared 50/50 between NACC and
                                   USFS; if NACC syndicates the entire Construction Loan, and such syndication is at an effective yield of less than Prime plus
                                   1.0%, NACC and USFS will share 50/50 in the differential in interest between the syndication rate and Prime plus 1.0%

Amortization:                      None

Construction Loan
  Commitment Fee:                  0.50% of committed Construction Loan amount

Condition to Construction
  Loan Commitment:                 Execution by Borrower and NACC of Permanent Loan
                                   commitment letter and payment by Borrower of minimum
                                   permanent loan commitment fee of 0.50%

Repayment:                         Construction Loan will automatically convert to Permanent
                                   Loan at maturity (or earlier at Borrower's option once there are 12 full months of operation)

PERMANENT LOAN PARAMETERS
-------------------------

Borrower:                          Special purpose entity

2


Amount:                            Maximum amount based on DSCR of 1.4:1 using NACC
                                   underwritten NOI and debt service constant equal to the
                                   greater of the actual constant and 10.48%; provided, that the maximum amount will in no event exceed 90% of the cost to
                                   build. For this purpose, "cost" may include all third-party hard and soft costs, including financing fees, paid by the Borrower relating to construction of the property. In addition, where
                                   NACC has advanced the Construction Loan, NACC will
                                   commit to fund proceeds at least sufficient to satisfy the entire
                                   Construction Loan, such proceeds to take the form of the
                                   Permanent Loan plus. If the proceeds of such loan are
                                   insufficient, Mezzanine Financing, as described below

Mezzanine Financing:               Mezzanine Financing will take the form of a preferred equity interest in the Borrower entity; the term of the Mezzanine
                                   Financing will be between 3-5 years; interest will accrue and be payable at LIBOR plus (i) 450 bps for three-year term, (ii)
                                   550 bps for four-year term or (iii) 650 bps for five-year term;
                                   fully amortizing on a straight-line basis over term; Borrower will be required to apply between 50% and 75% (as
                                   determined by NACC in its discretion) of excess cash flow to amortization

Funding:                           Borrower can request funding of the Permanent Loan at any
                                   time following 12 full months of operation and no later than 27 or 30 months, as the case may be, following issuance of the
                                   Permanent Loan commitment

Collateral:                        First mortgage lien on property: Borrower with more than one funded property will be required to either (i) cross-default and cross-collateralize all such properties (see below for reduction in interest rates resulting from certain crossed situations) or if loans to one borrower aggregate to greater than $15 million,
                                   (ii) hold each property in a separate bankruptcy remote entity and provide acceptable opinions of counsel relating to
                                   substantive non-consolidation; Permanent Loan will be non-
                                   recourse

Term/Amortization:                 10-year term/20-year fully amortizing schedule or 11-year
                                   term/22-year fully amortizing schedule

Interest Rate:                     10-year US Treasury rate or 11-year interpolated US Treasury rate (depending on selected term) plus indicated spread

                                   DSCR            Spread          Crossed Spread

                                   1.4:1           370 bps            355 bps
                                   1.6:1           325 bps            310 bps
                                   1.8:1           280 bps            270 bps
                                   2.0:1           235 bps            225 bps

3


                                   Crossed spreads available for any pool of 4 or more
                                   geographically diversified crossed properties

Underwritten NOI:                  Trailing 12-month actual cash flow adjusted, if necessary, to reflect FF&E expenditures of 5% of gross revenues and 4%
                                   management fee, NACC reserves the right to set forth other pro forma adjustments to cash flow as it deems reasonably
                                   necessary, such as to reflect the impact of future competitive properties, and consistent with its hotel underwriting
                                   procedures and practices at the time of the execution of the
                                   Permanent Loan commitment

FF&E Reserves:                     The Borrower will be required to fund reserves on a monthly basis equal to 2.5% in Year 1, 3.25% in Year 2 and 4.0% in
                                   Year 3 and thereafter. Properties that are not new (Hawthorne conversions) will require reserves of 4% of gross revenues

Debt Service Reserve/
  Lockbox:                         2 months debt service reserve will be required in lieu of a lockbox for initial 9 or 10 years (depending on term selected);
                                   lockbox will be instituted commencing in year 10 or 11
                                   (depending on term selected); NACC will have the option to initiate a lockbox in the event of a default under the loan;
                                   Lockbox will be required if NACC funds Mezzanine
                                   Financing (and until Mezzanine Financing is paid off)

Prepayment:                        Locked out for 2 years following securitization by NACC;
                                   thereafter Treasury equivalent yield maintenance -- specific procedure for prepayment to be discussed

Sale of Property:                  Loan may be assumed by qualified purchaser

Permanent Loan
  Commitment Fee:                  If NACC is construction lender -- 0.5%
                                   If NACC is not construction lender -- 1.0%

                                   In each case payable to NACC at time of commitment, based
                                   on amount of Construction Loan

Permanent Loan
  Funding Fee:                     If NACC is construction lender -- 1.0%
                                   If NACC is not construction lender -- 0.5%

                                   In each case payable to NACC at time of funding, based on
                                   amount of Permanent Loan actually funded (including make-
                                   up if prior Permanent Loan commitment fee is based on a
                                   lower projected amount for the Permanent Loan than actually funded)

4




Fee Arrangement:                   NACC and USFS will share on a 50/50 basis in the aggregate
                                   Construction Loan/Permanent Loan commitment funding fees in excess of either 1.25% or 1.00% (depending on whether the
                                   NACC construction loan is issued), on a per Borrower basis, at the time that the Borrower pays such fees -- with the initial 1.25%
                                   or 1.00%, as the case may be, being retained by NACC and any excess over such amounts being shared as on when paid by the
                                   Borrower. Following is a summary of the loan fee structure and sharing arrangements:


                                                                  NACC                No NACC
                                                                  Const. Loan         Const. Loan

                                   Const. Loan Com. Fee             0.50%                0.00%
                                   Perm. Loan Com. Fee              0.50%                1.0%
                                   Perm. Loan Fund Fee              1.00%                0.50%
                                                                  ---------            ---------
                                                                    2.00%                1.50%

                                   Fees shared over                 1.25%                1.00%

Firm Commitment:                   The Permanent Loan commitment would be binding on NACC
                                   and the Borrower, including the principal economic entity or persons behind the SPE


                                                                               1